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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File Nos. 333-68350 and 333-83819) and Form S-8 (File Nos. 33-37632, 33-35476, 33-71134, 33-53723 and 33-92264) of Cabot Oil & Gas
Corporation of our report dated February 17, 2003 relating to the consolidated financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Houston, Texas
February 17, 2003